     As filed with the Securities and Exchange Commission on August 24, 2000

                                                 REGISTRATION STATEMENT NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            -------------------------

                       INVERNESS MEDICAL TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                                       04-3164127
(State of Incorporation)                 (I.R.S. Employer Identification Number)

                               200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02453
                                 (781) 647-3900

   (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)

                   SELFCARE INC. EMPLOYEE STOCK PURCHASE PLAN

                            (Full Title of the Plan)

                      ------------------------------------


                                  RON ZWANZIGER
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                       INVERNESS MEDICAL TECHNOLOGY, INC.
                               200 PROSPECT STREET
                          WALTHAM, MASSACHUSETTS 02453
                                 (781) 647-3900

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                          ----------------------------

                                 With a copy to:
                              Stephen W. Carr, P.C.
                              Scott F. Duggan, Esq.
                           GOODWIN, PROCTER & HOAR LLP
                                 Exchange Place
                                 53 State Street
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                          -----------------------------


                         CALCULATION OF REGISTRATION FEE

============================  =======================  ==========================  ==========================  ===================
 Title of Securities Being          Amount to be        Proposed Maximum Offering  Proposed Maximum Aggregate       Amount of
         Registered                  Registered              Price Per Share             Offering Price         Registration Fee
----------------------------  -----------------------  --------------------------  --------------------------  -------------------
Common Stock, par value $.001      600,000 shares              $14.71875(1)             $8,831,250              $    2,332
per share                                                       --------                 ---------               ---------

============================  ========================  =========================  ==========================  ===================

(1) This estimate is based on the average of the high and low sales prices on the American Stock Exchange of the Common Stock of Inverness Medical Technology, Inc. on August 22, 2000 pursuant to Rules 457(c) and (h) under the Securities Act of 1933, as amended, solely for purposes of determining the registration fee.
================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION BY REFERENCE

        Pursuant to General Instruction E to Form S-8, the contents of the Registrant's earlier Registration Statement on Form S-8 (No. 033-17855) are hereby incorporated by reference thereto.

Item 8. EXHIBITS.

        The following is a complete list of exhibits filed or incorporated by reference as part of this registration statement.

EXHIBITS

      4.1 Selfcare Inc. Employee Stock Purchase Plan (incorporated by reference to the Registrant's registration statement on Form S-8, No. 033-17855).

      5.1 Opinion of Goodwin, Procter & Hoar LLP as to the legality of the securities being registered.

     23.1      Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).

     23.2      Consent of Arthur Andersen LLP, Independent Accountants.

     24.1      Powers of Attorney (included on signature page hereto).

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on August 24, 2000.

                                          INVERNESS MEDICAL TECHNOLOGY, INC.

                                          By:  /s/ Kenneth D. Legg, Ph.D.
                                               ---------------------------------
                                               Kenneth D. Legg, Ph.D.,
                                               Secretary and Executive Vice
                                               President

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned officers and directors of Inverness Medical Technology, Inc. hereby severally constitute Kenneth D. Legg, Ph.D., Ron Zwanziger and Jeffrey A. Templer, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the registration statement filed herewith and any and all amendments to said registration statement, and generally to do all such things in our names and in our capacities as officers and directors to enable Inverness Medical Technology, Inc. to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said registration statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                                   CAPACITY                                     DATE
        ---------                                   --------                                     ----


/s/ Ron Zwanziger                           Director, President and                              August 24, 2000
-------------------------------             Chief Executive Officer
Ron Zwanziger                               (Principal Executive Officer)


/s/ Jeffrey A. Templer                      Chief Financial Officer (Principal Financial         August 24, 2000
-------------------------------             Officer)
Jeffrey A. Templer


/s/ Ernest A. Carabillo, Jr.                Director                                             August 24, 2000
-------------------------------
Ernest A. Carabillo, Jr.


/s/ Carol R. Goldberg                       Director                                             August 24, 2000
-------------------------------
Carol R. Goldberg


/s/ John F. Levy                            Director                                             August 24, 2000
-------------------------------
John F. Levy


                                            Director                                             August___, 2000
-------------------------------
Robert Oringer


/s/ Edward B. Roberts                       Director                                             August 24, 2000
-------------------------------
Edward B. Roberts


/s/ Peter Townsend                          Director                                             August 24, 2000
-------------------------------
Peter Townsend


/s/ Willard Lee Umphrey                     Director                                             August 24, 2000
-------------------------------
Willard Lee Umphrey

                                  EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION                                             PAGE

      4.1      Selfcare, Inc. Employee Stock Purchase Plan (incorporated by reference to the
               Registrant's registration statement on Form S-8, No. 033-17855).

      5.1      Opinion of Goodwin, Procter & Hoar  LLP as to the legality of the securities being registered.

     23.1      Consent of Goodwin, Procter & Hoar LLP (included in Exhibit 5.1).

     23.2      Consent of Arthur Andersen LLP, Independent Accountants.

     24.1      Powers of Attorney (included on signature page hereto).